UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04605

First Financial Fund Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	March 31, 2007

Date of reporting period:	September 30, 2006

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

2

Letter from the Adviser  September 30, 2006

Dear Stockholders:

The First Financial Fund (the "Fund") returned 2.2% on NAV for the semi-annual period ending September 30, 2006. Despite the impact of an inverted interest rate yield curve on bank net interest margins and increasing concern about future default rates in the sub-prime mortgage market, the Fund's defensive posture was not rewarded over the past six months. The U.S. economy had stronger than expected job growth while liquidity in the capital markets remains robust. While we are not pleased with our performance in the short-term, we continue to position the Fund for shareholder value over the long-term, and retain our defensive positioning in the face of a plethora of economic headwinds.

TOTAL RETURNS

As of September 30, 2006

	6 Mos	1 Yr	3 Yrs	5 Yrs	10 Yrs
First Financial Fund's NAV	2.2%	11.0%	18.0%	23.3%	17.6%
S&P 500 Index	4.1	10.8	12.3	7.0	8.6
NASDAQ Composite*	-3.1	5.8	8.8	9.0	6.5
NASDAQ Banks*	1.1	8.2	8.1	9.7	11.0
SNL Thrifts*	4.0	13.1	9.1	12.6	14.9
SNL Finance REIT*	10.6	15.6	10.5	20.3	10.4

Sources: Lipper Analytical Services, Inc. and Wellington Management Company, LLP
* Principal Only

Periods greater than one year are annualized

The strongest contributor to absolute performance during the period was MortgageIT (+36.0%). In July, the company announced it would be acquired by Deutsche Bank. Less credit-sensitive intermediary First Republic Bank (+13.3%) also contributed strongly to the Fund's performance. Another significant positive contributor was CCF Holding (+28.4%). Detractors from performance over the period included Aames Investment (-30.1%), Centennial Bank (-16.8%), and White Mountains (-15.3%). Looking across the sub-sectors, our Insurance names were the largest detractors to performance.

The Fund remains positioned primarily in Regional Banks (45%) as well as Thrift & Mortgage Finance names (18%). Among our largest additions to the Fund during the period were Aberdeen Asset Management and National Financial Partners. We eliminated First Community Bancorp and RAIT Investment Trust. Our top holdings include First Republic Bank, UBS, BankUnited Financial, First Regional Bancorp, and Downey Financial.

The predicted housing downturn is well on its way; some leading house price measures indicate zero home price appreciation compared to double-digit increases only a year ago. Consumption growth will slow with a lag. The recent drop in energy prices has been a welcome offsetting relief. However, looking out into next year, slowing employment and salary income will support real consumption spending growth of only 2%. Since household credit growth is decelerating as well, debt accumulation is unlikely to support spending growth beyond the gains in income.

The risk of a US recession is still present. Still, several factors make us believe that a hard landing can be prevented. A more benign energy price environment will push inflation lower in 2007, and modestly lower bond yields should help stabilize the housing market at one point. Lastly, the Fed will stand ready to cut policy rates if there is an unexpected deterioration in the labor market.

Looking ahead, we continue to be concerned with the slowing US economy, interest margins, vulnerable credit spreads, and the impact of the unfolding housing slump on consumer spending. Across several sub-sectors of Financials, we continue to invest primarily with an eye on the credit cycle.

We remain cautiously pessimistic and focused on well-managed companies, priced reasonably, that can navigate varied and difficult macro environments. Where appropriate we will diversify our risks both geographically, including investments outside of the U.S., and functionally, looking for financial companies outside of the bank and thrift industry. We want to invest where returns in financial services are the most promising.

We appreciate your support of the Fund.

Nicholas C. Adams

Portfolio of Investments as of September 30, 2006 (Unaudited)

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-91.2%
DOMESTIC COMMON STOCKS-78.1%
Banks & Thrifts-45.8%
41,000	1st United Bancorp, Inc.†(a)(b)	$553,500
83,490	Alliance Bankshares Corporation†	1,402,632
468,000	AmeriServ Financial, Inc.†(a)	2,073,240
73,900	AmeriServ Financial, Inc. (a)	327,377
56,200	Bancorp Rhode Island, Inc.	2,486,850
251,735	Bancorp, Inc.†	6,416,725
87,500	Bancshares of Florida, Inc.†	1,844,500
88,600	Bank of America Corporation	4,746,302
10,200	Bank of Commerce Holdings	110,160
34,000	Bank of Marin	1,072,700
40,500	Bank of Oak Ridge†	510,300
83,300	Bank of Virginia†	649,740
369,500	BankAtlantic Bancorp, Inc. Class A	5,254,290
443,100	BankFinancial Corporation	7,749,819
57,000	BCB Bancorp, Inc.	854,430
114,000	Benjamin Franklin Bancorp, Inc.	1,589,160
32,700	Beverly National Corporation	768,450
142,100	Capital Corporation of the West	4,407,942
180,100	Cardinal Financial Corporation	1,973,896
85,000	Cardinal State Bank†	1,041,250
42,350	Carolina Trust Bank†	787,710
340,815	CCF Holding Company (c)	6,799,259
600,000	Centennial C Corporation (a)	5,808,000
15,600	City National Corporation	1,046,136
8,820	Coastal Banking Company, Inc.†	186,543
58,300	Commerce Bancorp, Inc.	2,140,193
60,000	Community Bank (a)(b)	3,467,400
66,000	Community Bank of Orange, N.A. (a)	313,500
26,000	Community Capital Bancshares, Inc.	318,500
75,800	Connecticut Bank & Trust†	601,094
9,100	Crescent Banking Company	409,500
86,913	Dearborn Bancorp, Inc.†	2,066,791
97,200	FC Holdings, Inc. (a)(b)	972,000
79,300	FCB Bancorp, Inc. (a)(b)	1,568,713
100,000	Federal City National Bank (a)(b)	618,000
16,900	Fidelity Southern Corporation	305,890
39,700	First American International (a)(b)	1,052,050
33,599	First Citizens BancShares, Inc., Class A	6,420,769
5,830	First Financial Service Corporation	170,761
256,734	First Regional Bancorp†(a)	8,746,927
375,775	First Republic Bank	15,992,984
234,400	First Security Group, Inc.	2,700,288
66,726	First Southern Bancorp (a)(d)	1,718,195
12,000	First Trust Bank†	318,000
193,261	Florida Capital Group (a)(b)	2,203,175
71,468	FNB United Corporation	1,331,449
225,236	Gateway Financial Holdings	3,216,370
137,700	Great Florida Bank Class A†(b)	2,203,200
15,300	Great Florida Bank Class B†(a)(b)	244,800
95,600	Greene County Bancshares, Inc.	3,495,136
92,369	Greenville First Bancshares, Inc.†	1,710,674
18,600	Heartland Financial USA, Inc.	477,648
33,527	Heritage Oaks Bancorp	546,490

Shares	Description	Value (Note 1)
Banks & Thrifts - continued
27,800	Home Bancshares, Inc.	$613,824
39,700	IBERIABANK Corporation	2,421,700
12,300	ICB Financial (a)(b)	309,960
138,600	LSB Bancshares, Inc.	2,363,130
222,800	MetroCorp Bancshares, Inc.	5,055,332
905,600	National Bancshares, Inc. (a)(b)	2,128,160
39,900	New England Bancshares, Inc. (a)	510,720
13,640	North Bay Bancorp	367,734
56,000	North Valley Bancorp	985,600
59,850	Northrim Bancorp, Inc.	1,580,040
54,208	Parkway Bank†	669,469
28,200	Peapack-Gladstone Financial Corporation	690,054
130,500	Pennsylvania Commerce Bancorp†	3,425,625
159,600	Pilot Bancshares, Inc. (a)	2,872,800
112,300	Republic Bancorp, Inc.	1,496,959
173,219	Republic First Bancorp, Inc.†	2,296,884
20,630	SCBT Financial Corporation	771,562
195,700	Signature Bank†	6,053,001
111,615	Southern Connecticut Bancorp, Inc.†	792,467
302,900	Square 1 Financial, Inc. (a)(b)	2,695,810
80,151	Sterling Bank	897,691
29,500	SuffolkFirst Bank†	324,500
16,819	Summit Bank Corporation	393,060
256,642	Sun Bancorp, Inc.†	4,832,569
21,100	Team Financial, Inc.	316,711
101,100	Texas United Bancshares, Inc.	3,335,289
23,184	The Bank Holdings, Inc.†	431,918
39,900	TIB Financial Corporation	1,274,007
71,900	Tidelands Bancshares, Inc. (a)	1,319,365
130,000	Transatlantic Bank (a)(b)	2,132,000
453,400	UCBH Holdings, Inc.	7,916,364
231,000	UMB Financial Corporation	8,447,670
72,900	UnionBanCal Corporation	4,439,610
30,700	UnionBancorp, Inc.	583,300
49,665	Valley Commerce Bancorp†	993,300
169,299	Wainwright Bank & Trust Company	1,784,411
38,587	Westbank Corporation	880,169
36,700	Yardville National Bancorp	1,308,722
		205,502,895
Diversified Financial Services-5.9%
56,200	Capital One Financial Corporation	4,420,692
25,000	CMET Financial Holdings, Inc. (a)(b)(d)	710,000
131,400	Delta Financial Corporation (a)	1,203,624
76,600	Delta Financial Corporation (a)	701,656
42,400	E*Trade Financial Corporation†	1,014,208
60,000	Independence Financial Group, Inc. (a)(b)	600,000
93,615	Mackinac Financial Corporation (a)	988,574
116,000	Nasdaq Stock Market, Inc.†	3,507,840
146,300	National Financial Partners Corporation	6,002,689
74,631	Peppercoin, Inc. (a)(b)	400,000

See accompanying notes to financial statements. 3

Portfolio of Investments as of September 30, 2006 (Unaudited)

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
Diversified Financial Services - continued
265,000	Resource Capital Corporation†(a)(d)	$4,094,250
700	Rush Financial Technologies (a)(b)	1,213,212
117,200	Technology Investment Capital Corporation	1,714,636
		26,571,381
Insurance-3.7%
350,000	AmTrust Financial Services, Inc.†(a)(b)(d)	2,625,000
48,700	Assurant, Inc.	2,601,067
90,700	Conseco, Inc.†	1,903,793
70,300	HCC Insurance Holdings, Inc.	2,311,464
141,100	Ohio Casualty Corporation	3,650,257
50,000	ProAssurance Corporation†	2,464,000
28,500	Zenith National Insurance Corporation	1,136,865
		16,692,446
Mortgages & REITS-2.7%
1,061,100	Aames Investment Corporation; REIT	3,735,072
55,000	Embarcadero Bank (a)(b)	550,000
483,600	MortgageIT Holdings, Inc.; REIT	6,809,088
155,504	Newcastle Investment Holdings Corporation; REIT†(b)	982,785
		12,076,945
Savings & Loans-20.0%
116,000	Abington Community Bancorp, Inc.	1,742,320
104,400	American Bancorp of NJ	1,237,140
94,500	Americredit†	2,361,555
40,200	Appalachian Bancshares, Inc.†	980,478
13,000	Atlantic Coast Federal	233,740
339,600	Bankunited Financial Corporation, Class A	8,853,372
124,326	Berkshire Hills Bancorp, Inc.	4,424,762
129,280	Broadway Financial Corporation (c)	1,370,368
60,100	Carver Bancorp, Inc.	997,660
81,700	Central Federal Corporation	660,953
324,800	CFS Bancorp, Inc.	4,803,792
24,400	Charter Financial Corporation	975,756
34,500	Citizens Community Bank†	552,000
150,400	Citizens First Bancorp, Inc.	3,829,184
40,559	Commercial Capital Bancorp	646,510
127,400	Downey Financial Corporation	8,477,196
19,500	ECB Bancorp, Inc.	629,850
32,500	Fidelity Federal Bancorp†	715,000
25,560	First Community Bank Corporation of America†	499,698
57,538	First Federal Bancshares, Inc.	1,136,376
43,400	Georgetown Bancorp, Inc.†	410,130
63,245	Great Lakes Bancorp, Inc.†	1,016,347
3,630	HF Financial Corporation	58,988

Shares	Description	Value (Note 1)
Savings & Loans - continued
41,700	HMN Financial, Inc.	$1,449,492
128,000	Home Federal Bancorp, Inc.	1,990,400
93,100	Jefferson Bancshares, Inc.	1,239,161
81,700	Legacy Bancorp, Inc.	1,270,435
37,500	Liberty Bancorp, Inc.	383,250
54,612	LSB Corporation	928,404
310,300	MidCountry Financial Corporation (a)(b)	4,654,500
40,000	Newport Bancorp, Inc.†	560,000
70,623	Northwest Bancorp, Inc.	1,800,887
67,100	Old Line Bancshares, Inc.	748,165
163,300	Pacific Premier Bancorp, Inc.†	1,959,600
417,200	People's Choice Financial Corporation (a)(b)(d)	1,251,600
165,930	Perpetual Federal Savings Bank (c)	4,231,215
17,500	Privee LLC (a)(b)	2,362,500
100,000	Provident Financial Holdings, Inc.	3,014,000
40,650	Redwood Financial, Inc.†(c)	792,675
90,000	River Valley Bancorp (c)	1,588,500
48,174	Riverview Bancorp, Inc.	650,349
203,000	Rome Bancorp, Inc.	2,608,550
6,300	Royal Financial, Inc.†	95,130
289,600	SI Financial Group, Inc.	3,417,280
81,400	Southcoast Financial Corporation†	1,729,750
100,000	Sterling Eagle (a)(b)	656,000
110,500	Third Century Bancorp (c)	1,165,775
212,500	United Financial Bancorp, Inc.	2,747,625
		89,908,418
	Total Domestic Common Stocks (cost $283,335,903)	350,752,085
FOREIGN COMMON STOCKS-13.1%
Bermuda-3.7%
72,400	Arch Capital Group Ltd.†	4,596,676
112,000	CRM Holdings, Ltd.†	845,600
37,300	Everest Re Group, Ltd.	3,637,869
98,000	Max Re Capital, Ltd.	2,250,080
110,300	Platinum Underwriters Holdings, Ltd.	3,400,549
3,700	White Mountains Insurance Group, Ltd.	1,838,752
		16,569,526
Brazil-1.2%
439,500	Abyara Planejamento Imobilia†	5,263,473
Canada-1.8%
22,800	Canadian Satellite Radio Holdings, Inc. Class A†(a)(d)	143,056
173,074	Canadian Western Bank	6,571,429
47,200	Laurentian Bank of Canada	1,216,331
		7,930,816

See accompanying notes to financial statements. 4

Portfolio of Investments as of September 30, 2006 (Unaudited)

FIRST FINANCIAL FUND, INC.

Shares	Description	Value (Note 1)
Cayman Islands-1.0%
22,200	Ace Ltd.	$1,215,006
323,100	Scottish Re Group Ltd.	3,512,097
		4,727,103
Germany-1.0%
531,000	European Capital Beteiligung (a)(b)	4,470,865
Switzerland-2.9%
22,390	Augsburg Re AG (a)(b)(d)	3,584
44,125	Augsburg Re AG Convertible Debt (a)(b)(d)	41,211
219,600	UBS AG	13,024,476
		13,069,271
United Kingdom-1.5%
2,155,359	Aberdeen Asset Management, PLC	6,592,743
	Total Foreign Common Stocks (cost $49,733,015)	58,623,797
Warrants-0.0%*
195,000	Dime Bancorp, Inc., Warrant, Expires 12/26/50†	21,840
26,500	Resource Capital Corporation, Warrant, Expires 12/31/09 (b)(d)	29,548
2,333,333	Rush Financial Technologies, Warrant, Expires 3/20/11 (b)	260,867
	Total Warrants (cost $0)	312,255
	Total Long Term Investments (cost $333,068,918)	409,688,137
Par Value
SHORT TERM INVESTMENTS-9.0%
Repurchase Agreement-9.0%
$40,600,000	Goldman Sachs Triparty Mortgage Repo, 5.370% dated 9/29/2006, to be repurchased at $40,618,169 on 10/02/2006, collateralized by U.S. Government Agency Securities with an aggregate market value plus accrued interest of $41,412,001, rate of 4.50% and maturity of 08/01/2035 (Cost $40,600,000)	$40,600,000
Total Investments-100.2%
	(cost $373,668,918)	450,288,137
	Other Assets and Liabilities-(0.2%)	(985,480)
	Net Assets — 100%	$449,302,657

†  Non-income producing security.

(a)  Private Placement restricted as to resale and does not have a readily available market.

(b)  Indicates a fair valued security. Total market value for fair valued securities is $40,960,440 representing 9.12% of the total net assets.

(c)  Affiliated Company. See Note 8 to Financial Statements

(d)  Security exempt from registration pursuant to Rule 144A under the Securiites Act of 1933, as amended.

*  Amount represents less than 0.1% of net assets.

REIT  -Real Estate Investment Trust

Investments as a % of Net Assets (Unaudited)

See accompanying notes to financial statements. 5

Statement of Assets and Liabilities  FIRST FINANCIAL FUND, INC.

Assets:	September 30, 2006
Investments:
Investments, at value of Unaffiliated Securities (Cost $369,458,348) (Note 1)	$434,340,345
Investments, at value of Affiliated Securities (Cost $4,210,570) (Note 1 and Note 9)	15,947,792
Total Investments, at value	450,288,137
Cash	28,839
Receivable for investments sold	445,024
Dividends and interest receivable	554,630
Prepaid expenses and other assets	194,341
Total Assets	451,510,971
Liabilities:
Payable for investments purchased	924,933
Investment advisory fees payable (Note 2)	983,259
Administration, co-administration and custodian fees payable (Note 2)	140,829
Legal and Audit fees payable	46,538
Accrued expenses and other payables	112,755
Total Liabilities	2,208,314
Net assets	$449,302,657
Net assets consist of:
Undistributed net investment income	$5,008,800
Accumulated net realized gain on investments sold	38,759,724
Unrealized appreciation of investments	76,619,285
Par value of Common Stock (Note 4)	28,062
Paid-in Capital in excess of par value of Common Stock	328,886,786
Total Net Assets	$449,302,657
Net Asset Value, $449,302,657/28,061,897 shares outstanding	$16.01

See accompanying notes to financial statements. 6

FIRST FINANCIAL FUND, INC.

Statement of Operations

Net Investment Income	For the Six Months Ended September 30, 2006 (unaudited)
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes of $46,940)	$3,559,584
Dividends from Affiliated Securities	374,818
Interest	774,113
Total Investment Income:	4,708,515
Expenses:
Investment advisory fee (Note 2)	1,713,264
Administration, co-administration and custodian fees (Note 2)	547,909
Directors fees and expenses (Note 2)	72,699
Legal and Audit fees	56,395
Insurance expenses	43,356
Printing fees	26,891
Other	36,923
Total Expenses	2,497,437
Net Investment Income	2,211,078
Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Securities	21,152,847
Foreign currency related transactions	(88,958)
Net change in unrealized appreciation/ (depreciation) of:
Securities	(13,661,616)
Foreign currency related transactions	14,694
Net Realized and Unrealized Gain On Investments	7,416,967
Net Increase in Net Assets Resulting From Operations	$9,628,045

FIRST FINANCIAL FUND, INC.

Statement of Changes in Net Assets

Increase/(Decrease) in Net Assets	Six Months Ended September 30, 2006 (unaudited)	Year Ended March 31, 2006
Operations:
Net investment income	$2,211,078	$6,384,537
Net realized gain on investments sold during the period	21,063,889	58,998,494
Net change in unrealized appreciation of investments during the period	(13,646,922)	(3,459,059)
Net increase in net assets resulting from operations	9,628,045	61,923,972
Distributions:
Dividends paid from net investment income	—	(4,612,377)
Distributions paid from net realized capital gains to shareholders	—	(90,402,586)
Net asset value of shares issued in connection with the reinvestment of dividends from net investment income and distributions from net realized gains (0 and 4,998,925 shares issued, respectively)	—	74,134,047
Net increase in net assets for the period	9,628,045	41,043,056
Net Assets:
Beginning of period	439,674,612	398,631,556
End of period (including undistributed net investment income of $5,008,800 and $2,797,722, respectively)	$449,302,657	$439,674,612

See accompanying notes to financial statements. 7

Financial Highlights  FIRST FINANCIAL FUND, INC.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

	Six Months Ended September 30, 2006	Year Ended March 31,
	(Unaudited)	2006	2005	2004	2003	2002
OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.67	$17.28	$19.24	$14.40	$15.46	$12.86
Net investment income	0.10	0.15	0.38	0.15	0.16	0.19
Net realized and unrealized gain on investments	0.24	2.36	2.74	7.36	1.72	3.99
Total from investment operations	0.34	2.51	3.12	7.51	1.88	4.18
DISTRIBUTIONS:
Dividends paid from net investment income to shareholders	—	(0.20)	(0.38)	(0.16)	(0.17)	(0.20)
Distributions paid from net realized capital gains	—	(3.92)	(4.72)	(2.59)	(2.80)	(1.46)
Total distributions	—	(4.12)	(5.10)	(2.75)	(2.97)	(1.66)
Accretive Impact of Capital Share Transactions	—	—	0.02	—	—	—
Net Increase resulting from Fund Share repurchase	—	—	—	0.08	0.03	0.08
Net asset value, end of the period (a)	$16.01	$15.67	$17.28	$19.24	$14.40	$15.46
Market price per share, end of period (a)	$17.27	$16.51	$18.02	$18.30	$13.97	$15.75
TOTAL INVESTMENT RETURN BASED ON MARKET VALUE (b)	4.60%	17.07%	24.41%	51.96%	8.24%	35.20%
RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expense to average net assets (c)	1.00%	1.01%	1.03%	1.09%	1.27%	0.97%
Ratio of operating expenses including interest expense to average net assets (c)	1.00%	1.02%	1.06%	1.10%	1.29%	1.00%
Ratio of net investment income to average net assets (c)	1.13%	1.54%	1.94%	0.86%	0.99%	1.32%
Portfolio turnover rate	24%	70%	79%	87%	74%	114%
Net assets, end of the period (in 000's)	$449,303	$439,675	$398,632	$438,573	$339,389	$365,207
Number of shares outstanding at the end of period (in 000's)	28,062	28,062	23,063	22,791	23,576	23,622

(a) NAV and Market Value are published in The Wall Street Journal each Monday.

(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions.

(c) Annualized.

See accompanying notes to financial statements. 8

Notes to Financial Statements (Unaudited)  FIRST FINANCIAL FUND, INC.

First Financial Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing, under normal conditions, at least 65% of its assets in financial services companies, except for temporary or defensive purposes. In addition, pursuant to a non-fundamental investment policy adopted by the Fund, under normal conditions it invests at least 80% of its assets in securities issued by financial service companies. The 80% non-fundamental policy may be changed upon 60-days advance notice to stockholders. "Financial service companies" include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, investment advisory firms and financial conglomerates, and holding companies of any of these companies.

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available-including securities listed on national securities exchanges and those traded over-the-counter are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value ("Fair Value Securities"), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology and its application is appropriate and recommends methodology changes when appropriate. Prior to implementation, the Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the

Notes to Financial Statements (Unaudited)  FIRST FINANCIAL FUND, INC.

initial purchase trade date and subsequent sale trade date is included in gains and losses on investment securities sold.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts ("REITs") is recorded at management's estimate of the income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

Federal Income Taxes: The Fund intends to qualify as a registered investment company ("RIC") by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

Note 2. Agreements

Wellington Management Company, LLP serves as the investment adviser (the "Investment Adviser") and makes investment decisions on behalf of the Fund. As of July 24, 2006, the Fund pays the Investment Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund's average month-end net assets ("Net Assets") up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million. Prior to July 24, 2006, the Fund paid the Investment Adviser a quarterly fee at the following annualized rates: 0.75% of the Fund's average month-end net assets up to and including $50 million, and 0.625% of such assets in excess of $50 million.

Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund which include: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses, and other administrative tasks. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund's average monthly net assets up to $250 million; 0.18% of the Fund's average monthly net assets on the next $150 million; and 0.15% of the value of the Fund's average monthly net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC") and the Lola Brown Trust No. 1B (the "Lola Trust"). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be "affiliated persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act").

The Fund pays each Director who is not a director, officer or employee of the Investment Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the

Notes to Financial Statements (Unaudited)  FIRST FINANCIAL FUND, INC.

Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Investors Bank & Trust Company ("Investors Bank") serves as the Fund's Co-Administrator and Custodian. As compensation for its services, Investors Bank receives certain out-of-pocket expenses, transaction fees and asset-based fees, which are accrued daily and paid monthly. The Fund pays Investors Bank an annualized fee of 0.058% of the Fund's average monthly net assets for the first $300 million and 0.04% for average monthly net assets over $300 million, in addition to any out-of-pocket and transaction fees.

EquiServe Trust Company, N.A. ("EquiServe"), a wholly owned subsidiary of Computershare, serves as the Fund's Common Stock servicing agent ("Transfer Agent"), dividend-paying agent and registrar, and as compensation for EquiServe's services as such, the Fund pays EquiServe a monthly fee plus certain out-of-pocket expenses.

Note 3. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of securities for the six months ended September 30, 2006 excluding short-term investments, aggregated $99,906,770 and $119,656,836 respectively.

On September 30, 2006, based on cost of $373,768,435 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $92,218,751 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $15,699,049.

Note 4. Capital

At September 30, 2006, 50,000,000 of $0.001 par value Common Stock were authorized and 28,061,897 shares were issued and outstanding.

Note 5. Share Repurchase Program

In accordance with Section 23 (c) of the 1940 Act, the Fund may, from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended September 30, 2006, the Fund did not repurchase any of its own shares. For the year ended March 31, 2006, the Fund did not repurchase any of its own shares.

Note 6. Significant Stockholders

On September 30, 2006, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,406,049 shares of Common Stock of the Fund, representing 37.08% of the total Fund shares outstanding.

Note 7. Borrowings

An agreement (the "Agreement") between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $50,000,000 or the maximum the Fund is permitted to borrow under the 1940 Act. For the six months ended September 30, 2006, the Fund had no outstanding loan. For the year ended March 31, 2006, the Fund had an outstanding loan for 73 days, with an average balance of $5,000,000, at an average rate of 4.53% and incurred $45,934 of interest expense. The Fund does not have any borrowings outstanding pursuant to the Agreement as of September 30, 2006.

Notes to Financial Statements (Unaudited)  FIRST FINANCIAL FUND, INC.

Note 8. Transactions With Affiliated Companies

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

Name of Affiliate	Beginning Share Balance	Ending Share Balance	Dividend Income	Market Value
Broadway Financial Corporation	129,280	129,280	6,464	1,370,368
CCF Holding Company	227,210	340,815	20,449	6,799,259
Perpetual Federal Savings Bank	165,930	165,930	82,965	4,231,215
Redwood Financial, Inc.	40,650	40,650	—	792,675
River Valley Bancorp	90,000	90,000	35,100	1,588,500
Third Century Bancorp	110,500	110,500	229,840	1,165,775

Note 9. Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

Note 10. Significant Events

At a board meeting held on July 24, 2006, the Audit Committee selected and the Board ratified Deloitte & Touche LLP as the Fund's independent registered public accounting firm to replace KPMG LLP (KPMG).

The reports of the financial statements audited by KPMG for the Fund for the past 3 years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Resignation of Director. On October 13, 2006, Dennis Causier of Mallorca Spain submitted his resignation as a director of the Fund. The remaining directors of the Fund accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated John R. Horejsi as Mr. Causier's replacement. Mr. Horejsi is the son of Stewart Horejsi, an agent and beneficiary of a substantial stockholder in the Fund, and will be an interested director of the Fund.

Additional Information (Unaudited)  FIRST FINANCIAL FUND, INC.

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) on the Fund's website located at http://www.firstfinancialfund.com; (2) on the SEC's website at http://www.sec.gov; or (3) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund's website located at http://www.firstfinancialfund.com. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Senior Officer Code of Ethics"), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund's Senior Officer Code of Ethics is available on the Fund's website located at http://www.firstfinancialfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Financial Fund, Inc. (the "Fund") have established the following policy regarding information about the Fund's stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, "Personal Information")) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund's business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Board of Directors' Approval (Unaudited)  FIRST FINANCIAL FUND, INC.

Discussion Regarding the Board of Directors' Approval of the Investment Advisory Contract

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Wellington Management Company, LLP (the "Adviser") pursuant to which the Adviser is responsible for managing the Fund's assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Advisory Agreement. At a regularly scheduled meeting held on April 24, 2006, the Adviser presented a proposal to the Board in support of renewing the Advisory Agreement and amending the Advisory Agreement to increase the advisory fee. The proposed amendment to the Advisory Agreement (the "Amendment") provided that the Adviser receive investment advisory fees, payable on a quarterly basis, at the annualized rate of 1.125% of the Fund's net assets up to and including $150 million; 1.00% of the net assets between $150 million and $300 million; and, 0.875% of the net assets in excess of $300 million (the "Proposed Fee"). At the April 24, 2006 Board meeting, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreement and the Proposed Fee. The Fund's stockholders subsequently approved the Amendment at the Fund's annual stockholder meeting held on July 24, 2006.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by the Adviser to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable closed-end funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Adviser of its investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Adviser by the Fund's principal stockholders; and (vii) the historical relationship between the Fund and the Adviser. The Board also reviewed the ability of the Adviser to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Adviser.

Deliberative Process

To assist the Board in its evaluation of the quality of the Adviser's services and the reasonableness of the Proposed Fee under the Advisory Agreement, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to the Adviser's investment services under the Advisory Agreement. These materials included a report prepared by an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), comparing the Fund's performance, advisory fees and expenses to a group of six non-leveraged, closed-end sector equity funds determined to be similar (although the investment strategies of the funds are not similar) to the Fund (called the "Peer Group") and a broader universe of thirty-eight closed-end sector equity funds (called the "Universe"), in each case as determined by Lipper. In addition, the Board received reports and presentations from the Adviser that described, among other things, the Adviser's organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also considered information received from the Adviser throughout the year, including investment performance and returns as well as stock price and net asset value.

In advance of the April 24, 2006 meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The purpose of these meetings was to discuss the renewal of the Advisory Agreement and the Proposed Fee, and to review the materials provided to the Board by the Adviser in connection

Board of Directors' Approval (Unaudited)  FIRST FINANCIAL FUND, INC.

with the annual review process. The Board held additional discussions at the April 24, 2006 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Adviser were present. These meetings were preceded by discussions which occurred over several months between the Adviser and the Board's independent Chairman, as well as multiple informal discussions among the Independent Directors, regarding the terms of the Proposed Fee.

The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreement and the Amendment. In deciding to approve the Advisory Agreement and the Amendment, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement. The Adviser's most recent investment adviser registration form on the Securities and Exchange Commission's Form ADV was provided to the Board, as were the responses of the Adviser to information requests submitted to the Adviser by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Adviser's key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Adviser's portfolio management personnel. The Board also reviewed the Adviser's policies and procedures on side-by-side management of hedge funds and other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Adviser's investment personnel, including Nicholas C. Adams, the Fund's principal portfolio manager, devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the Adviser possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since inception, as compared to both relevant indices and the performance of two comparable closed-end financial services funds. The Board noted favorably that for the one-, three-, five-, ten-year, and since inception periods ended December 31, 2005, the Fund's performance based upon total return outperformed the Standard & Poor's 500 Index, the Fund's primary relevant benchmark, as well as the NASDAQ Composite, the NASDAQ Banks Index, the SNL Thrift Index, and the SNL Finance REIT Index, the Fund's secondary benchmarks. The Board acknowledged that the Fund also outperformed the two most comparable closed-end financial services funds over the three-, five- and ten-year periods. The Board also noted that the Fund received a Lipper 2005 Performance Achievement Certificate based on its number one ranking in the Lipper Closed-End Equity Fund Performance Analysis for Sector Equity Funds for the ten-year period ending December 31, 2005.

The Board also considered the investment performance of the Fund as compared to the performance of the Fund's Universe. The Board noted that the Fund ranked number one in performance based upon total return of the net asset value versus the returns of the comparable funds in the Universe for the four- and five-year periods ended February 28, 2006. The Board also noted that the Fund's performance had ranked in the last quintile (i.e., the bottom 20% of the funds in the Universe) for the one-year period ended February 28, 2006 despite its total return of 10.77% during the period. The Board attributed the relatively low comparative performance during the one-year period to the large number of energy and commodities funds included in the Universe, noting that these funds had both different investment strategies than the

Board of Directors' Approval (Unaudited)  FIRST FINANCIAL FUND, INC.

Fund and experienced extraordinary returns during the period. The Board ascribed greater weight to the long-term performance of the Fund against its benchmarks and other financial services funds.

Costs of Services Provided and Profits Realized by the Adviser

In light of the fee increase proposed by the Adviser, the Board carefully considered the costs of the services provided to the Fund by the Adviser and the profits realized by the Adviser. During its deliberative process, the Board held several discussions with members of senior management of the Adviser regarding the factors driving the proposed fee increase. The Board was informed that fee increase was principally attributable to (i) the high market demand for Mr. Adams' portfolio management services, and (ii) increases in the Adviser's costs of attracting and retaining talented individuals to work on Mr. Adams' investment team.

The Adviser indicated that Mr. Adams had been "closed" to new accounts for some time, and that historically he had limited the size of the other portfolios he managed to accommodate his investment style, which has limited capacity. The Adviser informed the Board that Mr. Adams was reducing the number of portfolios he managed, and that certain portfolios for other clients were being liquidated as a result. After such liquidation, Mr. Adams will manage only five portfolios, which, in addition to the Fund, will consist of onshore and offshore portfolios for two "hedge" fund approaches sponsored by the Adviser or its affiliates (one of which was also currently closed to new investors in the portfolios managed by Mr. Adams). The Adviser indicated that the fee increase would be used, in part, to compensate Mr. Adams and his portfolio management team at a market rate for their services. The Adviser noted that the costs of attracting and retaining talented investment personnel had increased over the last several years, and that certain other costs of the Adviser (particularly in the area of compliance) had also increased significantly.

In evaluating the Proposed Fee, the Board obtained a comparison of the current and proposed advisory fees to the Peer Group and to other closed-end and open-end financial services funds. The Board noted that the current advisory fee rate was the lowest in the Peer Group (at common asset levels), and that the Proposed Fee would be at the median fee rate in the Peer Group. The Board also noted that the Proposed Fee was lower than the fees earned by the Adviser on the hedge fund portfolios managed by Mr. Adams, which include performance-based fees. The Board acknowledged that the increased advisory fees would result in the Fund's overall expense ratio rising above the median expense ratio for the Peer Group. The Board concluded that the Proposed Fee seemed reasonable as compared to similarly situated non-leveraged, closed-end sector equity funds as well as the fees earned by the Adviser on other portfolios managed by Mr. Adams.

The Board also obtained information regarding the overall profitability of the Adviser. The profitability information was obtained to assist the Board in determining the overall benefits to the Adviser from its relationship to the Fund. The Board compared the overall profitability of the Adviser to the profitability of certain publicly traded investment management firms. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Adviser did not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Adviser.

Based on these factors, the Board concluded that the Proposed Fee under the Advisory Agreement was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the Proposed Fee is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Board noted that the stock dividend paid by the Fund in December 2005 did not significantly decrease the Fund's net assets as it had in recent years, as the Fund

Board of Directors' Approval (Unaudited)  FIRST FINANCIAL FUND, INC.

was not required to pay out significant amounts cash to its stockholders in the form of a cash dividend. While the Fund does not currently intend to raise net assets through the offer and sale of additional securities, the Board recognized that stock dividends may be declared in the future, which would keep assets in the Fund and have little effect on the level of net assets. In negotiating the Proposed Fee, the Board required that the fee schedule include breakpoints. The Board concluded that the breakpoints in the Proposed Fee are acceptable and appropriately reflect any economies of scale expected to be realized by the Adviser in managing the Fund's assets if the Fund's net assets increase due to the issuance of stock dividends or otherwise.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed in on the views of the Fund's largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of March 31, 2006, the Lola Brown Trust No. 1B and other entities affiliated with the Horejsi family held approximately 38.36% of the Fund's outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Adviser, the Proposed Fee and the renewal of the Advisory Agreement, and that these stockholders intended to vote their shares in favor of the Amendment. The Board recognized that the Fund's stock price as of March 31, 2006 was $16.51, which represented a 5% premium over the Fund's net asset value of $15.67 on that date, which the Board believed reflected the confidence of the Fund's stockholders in the Adviser.

Approval

The Board based its decision to approve the renewal of the Advisory Agreement on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreement, the Board concluded that the terms of the Advisory Agreement are reasonable and fair and that renewal of the Advisory Agreement, as amended by the Amendment, is in the best interests of the Fund and its stockholders.

Meeting of Stockholders - Voting Results (Unaudited)  FIRST FINANCIAL FUND, INC.

On July 24, 2006, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund and approval of an amendment to the investment advisory agreement. The following votes were recorded:

PROPOSAL 1: (Voting by all Stockholders): Election of Directors of the Fund
Election of Joel W. Looney as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,055,753.4598	98.32
Withheld	445,530.0608	1.68
TOTAL	26,501,283.5206	100.0
Election of Richard I. Barr as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,052,151.2879	98.31
Withheld	449,132.2327	1.69
TOTAL	26,501,283.5206	100.0

Election of Dr. Dean Jacobson as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,058,492.3604	98.33
Withheld	442,791.1602	1.67
TOTAL	26,501,283.5206	100.0

Election of Dennis R. Causier as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,057,560.8082	98.33
Withheld	443,722.7124	1.67
TOTAL	26,501,283.5206	100.0

Election of Susan L. Ciciora as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,038,785.4571	98.25
Withheld	462,498.0635	1.75
TOTAL	26,501,283.5206	100.0

PROPOSAL 2: Approval of the continuance of, and a proposed amendment to, the investment advisory agreement with Wellington Management Company, LLP
	# of Votes Cast	% of Votes Cast
For	17,051,331.7195	64.4
Against	1,596,248.9791	6.0
Abstain	136,112.8220	0.5
Non Votes	7,717,590.0000	29.1
TOTAL	26,501,283.5206	100.0

This Page Left Blank Intentionally.

Directors

Richard I. Barr

Susan L. Ciciora

John S. Horejsi

Dean L. Jacobson

Joel W. Looney

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

Custodian

Investors Bank &Trust

200 Clarendon Street

Boston, MA 02116

Transfer Agent

EquiServe Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, CO 80202

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street, 25th Floor

Los Angeles, CA 90071-2228

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
2344 Spruce Street, Suite A
Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent and Shareholder Servicing Agent - EquiServe Trust Company, N.A. at

P.O. Box 43011
Providence, RI 02940-3011
(800) 451-6788

www.firstfinancialfund.com

The Fund's CUSIP number is:

320228109

www.firstfinancialfund.com

S E M I -
A N N U A L
R E P O R T

September 30, 2006

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Fund’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item  10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within  90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

3

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Financial Fund, Inc.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	11/30/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)
Date	11/30/06

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date	11/30/06

5